UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: June 6, 2006
(Date of Earliest Event Reported)
CAPSTEAD MORTGAGE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-8896	75-2027937
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8401 North Central Expressway
Suite 800
Dallas, Texas	75225

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (214) 874-2323
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12).
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 7.01. REGULATION FD DISCLOSURE
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Powerpoint Slideshow Presenation

ITEM 7.01. REGULATION FD DISCLOSURE
On June 7, 2006, Capstead Mortgage Corporation is scheduled to present at the 2006 NAREIT Investor Forum, an investor conference. Presentation materials to be used for this purpose and in meetings with the investment community beginning June 6, 2006 are attached hereto as Exhibit 99.1 and incorporated herein by reference. These materials are also available on our website at www.capstead.com.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (b) Exhibits.
99.1	Powerpoint slideshow presentation dated June 6-8, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTEAD MORTGAGE CORPORATION

June 6, 2006	By:	/s/ Phillip A. Reinsch

Phillip A. Reinsch Chief Financial Officer and Senior Vice President